Exhibit 10.30

AMENDMENT TO LICENSE AGREEMENT

This Amendment to License Agreement (this "Amendment") is made and entered into as of February 8, 2019, by and among Ligand Pharmaceuticals Incorporated, a Delaware corporation ("Ligand"), Neurogen Corporation, a Delaware corporation ("Neurogen"), CyDex Pharmaceuticals, Inc., a Delaware corporation ("CyDex"), and Seelos Corporation, formerly known as Seelos Therapeutics, Inc., a Delaware corporation ("Seelos"). This Amendment amends that certain License Agreement dated as of September 21, 2016 by and among Ligand, Neurogen, CyDex and Seelos (including all amendments, if any, before the date of this Amendment, the "Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

RECITALS:

WHEREAS, Ligand, Neurogen, CyDex and Seelos are parties to the Agreement;

WHEREAS, Section 13.5 of the Agreement provides, among other things, that no modification or amendment of any provision of the Agreement shall be valid or effective unless made in a writing referencing the Agreement and signed by a duly authorized officer of each Party; and

WHEREAS, Ligand, Neurogen, CyDex and Seelos desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the various promises and undertakings set forth herein, the Parties agree as follows:

  Upfront Fee Timing. Section 5.1(b) of the Agreement is hereby amended to change the words "30 days" therein to "60 days".

  Upfront Fee Settlement. Section 5.1(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

  "(d) The Section 5.1(b)(i)-(iv) upfront payment amounts shall be payable by Seelos (i) in cash, (ii) in shares of the common stock of Seelos Therapeutics, Inc., a Nevada corporation, at a price per share of $3.25 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after February 8, 2019), rounded down to the nearest whole share, or (iii) by a combination of such two methods, all as determined by Seelos at the time in Seelos' sole and absolute discretion."

  Financing Milestone Payments Settlement. Section 5.2(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

  "(d) The Section 5.2 financing milestone payment amounts shall be payable by Seelos (i) in cash, (ii) in shares of the common stock of Seelos Therapeutics, Inc., a Nevada corporation, at a price per share of $4.00 (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after February 8, 2019), rounded down to the nearest whole share, or (iii) by a combination of such methods set forth in subsections (i) and (ii), all as determined by Seelos at the time in Seelos' sole discretion."

  Financing Milestone Payments Timing. Section 5.2(e) of the Agreement is hereby amended to change the words "30 days" therein to "60 days".

  Full Force and Effect. Except as expressly set forth herein, the Agreement remains unchanged and in full force and effect. This Amendment shall be deemed an amendment to the Agreement and shall become effective when executed and delivered by the Parties. Upon the effectiveness of this Amendment, all references in the Agreement to "the Agreement" or "this Agreement," as applicable, shall refer to the Agreement, as modified by this Amendment.

  Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, excluding application of any conflict of laws principles.

  Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A portable document format (PDF) copy of this Amendment, including the signature pages, will be deemed an original.

[Signature Page Follows]

IN WITNESS WHEREOF, Ligand, Neurogen, CyDex and Seelos have caused this Amendment to License Agreement to be executed as of the date first written above.

LIGAND PHARMACEUTICALS INCORPORATED

By: /s/ Matthew Korenberg
Name: Matthew Korenberg
Title: EVP & CFO

NEUROGEN CORPORATION

By: /s/ Matthew Korenberg
Name: Matthew Korenberg
Title: EVP & CFO

CYDEX PHARMACEUTICALS, INC.

By: /s/ Matthew Korenberg
Name: Matthew Korenberg
Title: EVP & CFO

SEELOS CORPORATION

By: /s/ Raj Mehra, Ph.D.
Name: Raj Mehra, Ph.D.
Title: Chief Executive Officer